                                Exhibit (10)(G)
                                ---------------

                           ADDINGTON RESOURCES, INC.
                           RESTATED STOCK OPTION PLAN

          1. Purpose. The purpose of the Addington Resources, Inc. Restated Stock Option Plan (the "Plan") is to promote the interests of Addington Resources, Inc., a Delaware corporation (the "Corporation"), by affording an incentive to certain employees and independent contractors to remain in the employ of the Corporation or its subsidiaries and to use their best efforts on its behalf; and further to aid the Corporation in attracting, maintaining, and developing capable personnel of a caliber required to ensure the Corporation's continued success by means of an offer to such persons of an opportunity to acquire or increase their proprietary interest in the Corporation through the granting of options to purchase the Corporation's stock pursuant to the terms of this Plan. It is anticipated and intended that options granted under this Plan will either be nonqualified stock options ("NQSO's") governed by Section 83 of the Code or incentive stock options ("ISO's"), as contemplated by and defined in
Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The Board of Directors of the Corporation shall appoint an Option Committee (the "Committee") which shall have the discretion to designate options as "incentive stock options" or "nonqualified stock options" at the time of grant.

          2.     Shares Subject to Plan.
                 ----------------------

          (a) Subject to the provisions of Section 9, the shares to be delivered upon exercise of options granted under the Plan shall be made available, at the discretion of the Board of Directors, from the authorized unissued shares of the Corporation's Common Stock or from shares reacquired by the Corporation, including shares purchased in the open market. Unless the context indicates otherwise, as used herein, Common Stock shall refer to shares of the common stock of the Corporation, or the common stock or securities of a successor of the Corporation which have been substituted therefor under Section 9 of the Plan.

          (b) Subject to adjustments and substitutions made pursuant to the provisions of Section 9, the aggregate number of shares which may be issued upon exercise of all options and which may be granted under the Plan shall not exceed 1,500,000 shares of Common Stock.

          (c) If any option granted under the Plan expires or terminates for any reason whatsoever without having been exercised in full, the shares subject to, but not delivered under, such option shall become available for other options to the same employee/contractor or other employees/contractors without decreasing the aggregate number of shares which may be granted under the Plan; or shall be available for any lawful corporate purpose.

     (d) More than one option may be granted to an optionee pursuant to this Plan.

3.   Option Agreements.
     -----------------

     (a) Each option under the Plan shall be evidenced by an option agreement, which shall be signed by the Committee and by the employee/contractor and which shall contain such provisions as may be approved by the Committee.

     (b) The option agreements shall constitute binding contracts between the Corporation and the optionee and every optionee, upon acceptance of such option agreement, shall be bound by the terms and restrictions of this Plan and of the option agreement.

     (c) The terms of the option agreement shall be in accordance with this Plan, but may include additional provisions and restrictions, provided that the same are not inconsistent with the Plan.

     4. Administration. The Board of Directors of the Corporation shall appoint an Option Committee (the "Committee") to administer the Plan, which Committee shall consist of not less than three nor more than five members who are not and have not at any time for one year prior to appointment to the Committee been eligible to receive an option under the Plan or stock or options or stock appreciation rights under another Corporation or subsidiary plan. The Committee shall have full power and authority to construe, interpret, and administer the Plan and may from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Corporation. Subject to the terms, provisions and conditions of the Plan, the Committee shall have exclusive jurisdiction: [i] to select the employees or contractors to whom options shall be granted and the type to be granted, [ii] to determine the number of shares subject to each option, [iii] to determine the time or times when options will be granted, [iv] to determine the option price of the shares subject to each option, [v] to determine the time or times when each option may be exercised, [vi] to fix such other provisions of the option agreement as the Committee may deem necessary or desirable consistent with the terms of this Plan, and [vii] to determine all other questions relating to the administration of the Plan. The interpretation of any provisions of this Plan by the Committee shall be final, conclusive, and binding upon all persons and the Board of Directors shall place into effect, and shall cause the Corporation to perform its obligations under the Plan in accordance with, the determinations of the Committee.

     A majority of the Committee shall constitute a quorum, and a majority vote at any meeting shall constitute committee action. Written action of the Committee may be taken by a majority of the members, and action so taken shall be effective as if it had been taken by a vote of the majority of the members duly called and held. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option issued hereunder.

     5.   Eligibility.
          -----------

     (a) Employees and independent contractors of the Corporation and of its subsidiaries, including officers, who are not stockholders as of the date the Plan is adopted by the Board of Directors shall be eligible to receive options. No director of the Corporation shall be eligible to receive options. The fact that an employee or independent contractor has been granted an option under this Plan shall not in any way affect or qualify the right of the employer to terminate his service at any time, subject to the terms and conditions of any service agreement which may then be in effect. Nothing contained in this Plan shall be construed to limit the right of the Corporation to grant options otherwise than under the Plan for any proper and lawful corporate purpose, including but not limited to options granted to employees and contractors. Employees or contractors to whom options may be granted under the Plan will be those selected by the Committee from time to time who, in the sole discretion of the Committee, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Corporation.

     (b) ISO's may be granted only to otherwise eligible recipients (under
Section 5.A above) who are also [i] employees of the Corporation or a subsidiary and [ii] do not own Common Stock possessing more than 10 percent of the combined voting power of all classes of stock of the Corporation at the time the option is granted. The aggregate fair market value of the stock with respect to which ISO's are exercisable for the first time by an employee during any calendar year (under this Plan and any other stock option plan of the Corporation and its subsidiaries) shall not exceed $100,000.

     6. Option Price. The price at which shares of stock may be purchased under an option granted pursuant to this Plan shall be determined by, and in accordance with procedures to be established by the Committee, but shall in no instance be less than the fair market value of such shares on the date that the option is granted, based on the value of the stock as determined by the average of the bid and asked prices of such shares on the date of grant as supplied by the National Association of Securities Dealers, Inc. through NASDAQ, or the last sales price if the stock is then included in the NASDAQ National Market System (or, if none on that date, on the most recent date for which such information is available), and published in The Wall Street Journal, or, such successor or other quotation system pursuant to which trading prices of shares of Common Stock are quoted or recorded and made available, on the date of grant. The option price will be subject to adjustments in accordance with the provisions of Section 9 herein.

     7.   Exercise of Options.
          -------------------

     (a) Subject to the provisions of the Plan with respect to termination of service under Section 8 herein, the period during which each option may be exercised, whether in full or by installment, shall be fixed by the Committee at the time such option is granted, but such period shall expire not later than ten years from the date granted. The closing of the purchase of shares pursuant to an option shall occur within 30 days of the exercise of the option.

     (b) No shares shall be delivered pursuant to any exercise of an option until the requirements of such laws and regulations as may be deemed by the Committee to be applicable to them are satisfied. No optionee, or the legal representative, legatee, or distributee of an optionee, shall be deemed to be a holder of any shares subject to any option unless and until the certificate or certificates for them have been issued.

     (c) The exercise price for options shall be payable (i) in cash, or (ii) by tender to the Corporation of shares of the Corporation's Common Stock
(including "Restricted Stock," as defined in Rule 144 under the Securities Act of 1933, which shall be valued as if it were not subject to restrictions on transfer or possibilities of forfeiture) owned by the optionee, or (iii) by any combination thereof. If shares of Restricted Stock are tendered for consideration for the exercise of such option, the number of shares issued on the exercise of such option equal to the number of shares of Restricted Stock tendered in consideration thereof shall be subject to the same restrictions as the Restricted Stock so tendered and any additional restrictions that may be imposed by the Committee. The exercise price, when tendered, shall be tendered together with an amount equal to any withholding tax due as a result of the exercise, provided, however, that the Committee may in its discretion allow an optionee to elect to have a number of shares equal in fair market value to the withholding tax obligation withheld from those otherwise issuable upon exercise in satisfaction of the withholding tax due.

     8.   Termination of Service.
          ----------------------

     (a) If services of an optionee to the Corporation or its subsidiaries are terminated for any reason other than cause, death, retirement or disability, an option shall be exercisable by the optionee at any time prior to the expiration date of the option or within three months and one day (three months for an ISO) after the date of such termination, whichever is earlier, but only to the extent the optionee had the right to exercise such option at the date of the termination of services. If an optionee is an independent contractor and not an employee, the date of such termination of service shall be the date services of the contractor shall cease as provided under any applicable agreement between the contractor and the Corporation or its subsidiaries; provided, however, if no applicable agreement exists between such parties, the date of termination of service shall be the date the Corporation or its subsidiaries notifies the contractor in writing that the contractor's services are terminated.

     (b) In the event of the death of an optionee while in the employ of the Corporation, his option shall be exercisable by the person or persons to whom such optionee's rights pass by will or by the laws of descent and distribution at any time prior to the expiration date of the option or within twelve months after the date of such death, whichever is earlier, but only to the extent the optionee had the right to exercise such option on the date of his death.

     (c) If an optionee is an employee and optionee's service with the Corporation or its subsidiaries terminates due to retirement or disability, the option period will continue under the same terms and conditions as if the optionee were still employed. ISO's shall expire three months after retirement and 12 months after disability (within the meaning of Section 22(e)(3) of the Code with respect to ISO's).

     (d) In the event that termination of the services of an optionee, including an independent contractor, by the Corporation or its subsidiaries is the result of dismissal for cause, then effective as of the day prior to the date of such dismissal, all options granted the optionee shall terminate and all rights under such options, to the extent not previously exercised, shall become null and void.

     9.  Capital Adjustments Affecting Stock.
         -----------------------------------

     (a) In the event of a capital adjustment in the Common Stock resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of shares or other transaction in which shares are issued other than for consideration, the number of shares of Common Stock subject to this Plan and the number of shares under option shall be automatically adjusted to take into account such capital adjustment. By virtue of such a capital adjustment, the price of any share under option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such option.

     (b) In the event the Corporation merges or consolidates with another person or entity, or all or a substantial portion of the Corporation's assets or outstanding capital stock are acquired (whether by merger, purchase or otherwise) by another person or entity (the "Successor"), the kind of shares of Common Stock which shall be subject to the Plan and to each outstanding option shall, automatically by virtue of such merger, consolidation or acquisition, be converted into and replaced by shares of common stock, or such other class of securities having rights and preferences no less favorable than common stock, of the Successor, and the number of shares subject to the Plan and each option and the purchase price per share upon exercise of an option shall be correspondingly adjusted, so that, by virtue of such merger, consolidation or acquisition, each optionee shall have the right to purchase [a] that number of shares of common stock of the Successor which have a fair market value equal, as of the date of such merger, conversion or acquisition, to the fair market value, as of the date of such merger, conversion or acquisition, of the shares of Common Stock of the Corporation theretofore subject to his option, [b] for a purchase price per share which, when multiplied by the number of shares of common stock of the Successor subject to the option, shall equal the aggregate exercise price at which the optionee could have acquired all of the shares of Common Stock of the Corporation theretofore optioned to the optionee.

     Example of Adjustment and Substitution under Section 9.B.:

     Assume an optionee has the option to purchase 10,000 shares at an option price of $27 per share and the fair market value of the shares at time of exercise, as set by merger or otherwise, is $45 per share and assume further that the market value of the Successor corporation's common stock is $30 per share. The calculation of the adjusted optioned shares and price in the Successor corporation's common stock is as follows:

                               BEFORE ADJUSTMENT
                               -----------------

Fair market value of optioned shares (10,000 x $45).....................  $450,000
Exercise Price of optioned shares (10,000 x $27)........................  $270,000

                               AFTER ADJUSTMENT

                               ----------------
Shares of common stock of Successor subject to Option ($450,000 / $30)..    15,000
Adjusted option price in Successor common stock ($270,000 / 15,000).....  $     18

     (c) The granting of an option pursuant to this Plan shall not affect in any way the right and power of the Corporation to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

     10. Amendments, Suspension, or Termination. The Board of Directors of the Corporation shall have the right, at any time, to amend, suspend or terminate the Plan in any respect which it may deem to be in the best interests of the Corporation, provided, however, no amendments shall be made in the Plan without stockholder approval which:

     (a) Increase the total number of shares for which options may be granted under this Plan or pursuant to outstanding options except as provided in Section 9, or materially increase the benefits accruing to participants under the Plan, or materially modify the requirements as to eligibility for participation in the Plan.

     (b) Change the minimum purchase price for the optioned shares, except as provided in Section 9;

     (c) Adversely affect outstanding options or any unexercised rights thereunder, except as provided in and required by Section 9, without the option holder's consent;

     (d) Extend the termination date of the Plan or the maximum term for options granted hereunder.

     11. Obligation of the Corporation. So long as options granted under the Plan are outstanding, the Corporation (or its Successor, as defined in Section 9.B.) shall on a regular basis release for publication quarterly and annual summary statements of sales and earnings, and such financial information shall appear on a wire service, in a financial news service, in a newspaper of general circulation or otherwise be made publicly available.

     12. Effective Date, Term and Approval. This Stock Option Plan shall become effective upon adoption by the Board of Directors of the Corporation, subject to approval or ratification by the stockholders of the Corporation within one year of the effective date of the Plan. This Plan shall terminate on May 15, 1997, and no options may be granted under the Plan after that date, unless an earlier termination date after which no options may be granted under the Plan is fixed by action of the Board of Directors, but any option granted prior thereto may be exercised in accordance with its terms. The Plan and all options granted pursuant to it are subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto and, notwithstanding any provisions of the Plan or option agreement, the holder of an option shall not be entitled to exercise his option nor shall the Corporation be obligated to issue any shares to the holder if such exercise or issuance shall constitute a violation by the holder or the Corporation of any provisions of any approval requirements, applicable law or regulations.

     13.  Certain Definitions.

     i. Cause. With respect to termination of an optionee's employment or service for cause, as used herein or in the stock option agreement, the term "cause" shall mean:

     (a) A willful and intentional act of optionee intended to injure or having the effect of injuring the reputation, business or business relationships of Corporation or any of its subsidiaries.

     (b) Any breach of any covenant contained in this Plan or the option agreement by optionee.

     (c) Repeated or continuous failure, neglect or refusal to perform by optionee of his normal duties and responsibilities.

     (d) Commission by optionee of any act or any failure by optionee to act involving serious criminal conduct or moral turpitude which reflects materially and adversely on the Corporation or its subsidiaries.

     (b) Retirement. With respect to termination of an optionee's employment or service due to retirement as used herein or in a stock option agreement the term "retirement" shall mean, service terminated voluntarily after the age of 55.

     (c) Disability. Except as provided in Section 8.C. with respect to ISO's, with respect to termination of an optionee's employment or service for disability as used herein or in a stock option agreement, the term "disability" shall mean inability or incapacity of the optionee to continue performing services for the Corporation in the same capacity for the same amount of time provided shortly before occurrence of the event, in the sole and exclusive judgment of the Committee.

     14. Transferability of Options. An option granted under the Plan may not be transferred except by will or the laws of descent and distribution, and during the lifetime of the employee to whom granted may be exercised only by such employee.

     15. Governing Law; Severability. This Stock Option Plan shall be governed by the laws of the Commonwealth of Kentucky and shall be construed as a stock option plan within the meaning of the Internal Revenue Code of 1986, as amended from time to time. The invalidity or unenforceability of any provision of this Plan or any option granted pursuant to this Plan shall not affect the validity and enforceability of the remaining provisions of this Plan and the options granted hereunder, and such invalid or unenforceable provision shall be stricken to the extent necessary to preserve the validity and enforceability of this Plan and the options granted hereunder.